INVESTOR PRESENTATION

FIRST QUARTER 2025


Nasdaq Congratulates
Capital City Bank
On their 130th Anniversary
Capital City Bank

NASDAQ: **CCBG**

Capital City Bank Group

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this Presentation are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ materially. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "target," "vision," "goal," and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause our actual results to differ: the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, market and monetary fluctuations; local, regional, national, and international economic conditions and the impact they may have on us and our clients and our assessment of that impact; the costs and effects of legal and regulatory developments, the outcomes of legal proceedings or regulatory or other governmental inquiries, the results of regulatory examinations or reviews and the ability to obtain required regulatory approvals; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) and their application with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as other accounting standard setters; the accuracy of our financial statement estimates and assumptions; changes in the financial performance and/or condition of our borrowers; changes in the mix of loan geographies, sectors and types or the level of non-performing assets and charge-offs; changes in estimates of future credit loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our liquidity position; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing, and saving habits; greater than expected costs or difficulties related to the integration of new products and lines of business; technological changes; the cost and effects of cyber incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; acquisitions and integration of acquired businesses; impairment of our goodwill or other intangible assets; changes in the reliability of our vendors, internal control systems, or information systems; our ability to increase market share and control expenses; our ability to attract and retain qualified employees; changes in our organization, compensation, and benefit plans; the soundness of other financial institutions; volatility and disruption in national and international financial and commodity markets; changes in the competitive environment in our markets and among banking organizations and other financial service providers; government intervention in the U.S. financial system; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict, terrorism, civil unrest, climate change or other geopolitical events; our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of residential mortgages; any inability to implement and maintain effective internal control over financial reporting and/or disclosure control; negative publicity and the impact on our reputation; and the limited trading activity and concentration of ownership of our common stock. Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and our other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov).

Capital City Bank Group



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers

A premier deposit-centric franchise strategically located in established rural and high-growth markets of Florida and Georgia.

BY THE NUMBERS*

1895 | Year Bank Founded

3rd Largest | Publicly traded financial holding company headquartered in Florida

$4.5 Billion | Total Assets

$2.7 Billion | Loans Held for Investment

$3.8 Billion | Total Deposits

- 89% in Florida, 8.3% market share
- 11% in Georgia, 5.2% market share
- ~45%/55% consumer & commercial deposit mix

$3.1 Billion | Wealth Assets Under Management

$613 Million | Market Cap

52% Retail/48% Institutional (~19% Insider) | Ownership

62 Retail Offices[1] | Primarily in Florida and Georgia

27 | Residential Mortgage LPOs

105 | ATMs/ITMs

961 | Associates

** as of 3/31/25*

(1) Icons on map reflect retail offices. HQ is located in Tallahassee.

ABOUT US

130 Years Operating as a Stable, Resilient, and Profitable Franchise.

LEADERSHIP

- Seasoned and experienced leadership who've successfully navigated multiple business cycles.
- Strong insider ownership.
- Deeply invested in the communities we serve. Building stronger communities builds a stronger bank. Our associates donate thousands of community service hours and the CCBG Foundation donates hundreds of thousands of dollars to non-profits.
- Culture and brand built on integrity, trust, and exceptional client service.

FOUNDATIONAL PRINCIPLES

- Relationship banking model focused on nurturing long-term relationships, providing trusted advice, and offering personalized client solutions.
- Strong footholds in high-growth metro and stable, rural markets.
- Full-range of traditional deposit and credit services for consumers and businesses, mortgage banking, merchant services, and bankcards.
- Tailored wealth services include asset management, trust, securities brokerage, and financial advisory services, including life insurance, risk management, and asset protection services.
- Employ technology to enhance client experience, to deepen client relationships, and to optimize delivery and operating efficiency.

Our 130 years of experience operating a profitable franchise demonstrates we adapt to the ever-changing industry conditions and the evolving needs of our clients.

DELIVERING SHAREOWNER VALUE

History of shareowner value growth.

HIGHLIGHTS

- Tangible Book Value (TBV)/Share Growth of 16% in 2024 - 5 Year Avg. Annual Growth of 11%
- Record Year Earnings in 2024 - 5 Year Avg. Annual Growth of ~ 13%
- Dividend/Share Growth of ~16% in 2024 - 5 Year Avg. Annual Growth of 13%

SHAREOWNER RETURN



TBV
DPS
0.48
0.57
0.62
0.66
0.76
0.88
0.96(1)
14.37 2019
13.76 2020
17.12 2021
17.27 2022
20.45 2023
23.65 2024
24.59 1Q25
TBV per Share
Div per Share (DPS)
(1) 1Q 2025 Annualized

DILUTED EPS vs PTPCC(2)/DILUTED SHARE



$1.00
$1.10
$1.02
$1.01
$1.07
$0.74
$0.83
$0.77
$0.77
$0.99
1Q24
2Q24
3Q24
4Q24
1Q25
PTPCC/Diluted Share
Diluted Net Income

(2) Pretax Precredit (LLP and ORE) Costs - see page 22

RETURN ON AVERAGE ASSETS, EQUITY



13.91%
15.28%
13.47%
13.07%
16.25%
11.07%
12.23%
10.87%
10.60%
13.32%
1.21%
1.33%
1.24%
1.22%
1.58%
1Q24
2Q24
3Q24
4Q24
1Q25
Return on Tangible Common Equity
Return on Average Equity
Return on Average Assets

WHY CAPITAL CITY BANK GROUP?

Strong fundamentals and flexibility drive growth and position us for future opportunities.

DEPOSIT-DRIVEN CULTURE

Granular and Tenured Client Base

- Avg. Account Balance ~$28K
- Avg. Account Balance Tenure ~14 Years

Diversified Deposit Mix

- ~45%/55% Consumer/ Business
- 36% Noninterest Bearing

Strong History of Growth

- 5-Year Avg Deposit CAGR of 7.63%

Low-Cost Funding and Reduced Volatility

- Avg. Cost of Funds/FF of 16% (5 Years) and 17% (10 Years)
- 30% Uninsured

Ranked #4 in Best Deposit Franchises among Large Community Banks in 2024 by S&P Global Market Intelligence.(1)

POSITIONED FOR GROWTH

Footholds in Two High-Growth, Strong Economic States

Scalable Platforms and Product Offerings

Retain and Attract Local Market Expertise/Talent

- Avg. Tenure of Executive Team: 31.6 years
- Avg. Tenure of Management Team: 23.9 years
- Avg. Tenure of Associates: 9.4 years

REVENUE DIVERSIFICATION

Granular Loan Portfolio

- Avg. Loan Size: $136K
- $10MM In-house Lending Limit

Multiple Fee Income Sources

- Deposit, Wealth, Mortgage, and Bank Card Fees ~32% of Revenue

FORTRESS BALANCE SHEET

Core Deposit Funded

- No Wholesale

Balance Sheet Flexibility

- Loan/Deposit Ratio: 70%

Proven Credit Underwriting and Risk Management

- 5-Year Avg. Annual Credit Losses of 13 BPS
- **CRE Composition of 162%** of Tier 1 Capital

Nominal Exposure to Office

- ~$44MM (NOO) and $48MM (OO)
- Avg. Loan Size $544K

Strong Capital

- Tangible Capital Ratio of 9.6%

Investment Portfolio

- Market Value: $964MM
- 2.10 Year Duration
- 87% Government

As of 3/31/25

(1) deposit rankings of institutions with $3 to 10 billion in assets. Rankings calculated based on eight metrics, with noninterest-bearing deposit concentration receiving the highest weighting.

DEPOSIT FRANCHISE

HIGHLIGHTS

Deposit Portfolio Highlights

- 5-Year CAGR of ~7.63% Total Deposits ~7.95% MMA/SAV/NOW
- 36% Noninterest Bearing Balance[1]
- Average Account balance of $28k
  - Consumer - $15k
  - Business - $68k
- Total Deposit Beta
  - 4Q. 2015 to 4Q. 2018 = 9%
  - 1Q. 2022 to 2Q. 2024 = 12%
  - 3Q. 2024 to 1Q. 2025 = 15%

AVERAGE DEPOSIT PORTFOLIO COMPOSITION


Certificates of Deposit
5%
11%
Money Market Accounts
14%
Regular Savings Accounts
34%
NOW Accounts
36%
Noninterest Bearing Deposits

QUARTERLY AVERAGE DEPOSIT*


3,577
138
354
540
1,201
1,344
3,641
160
407
519
1,208
1,347
3,572
163
419
512
1,146
1,332
3,600
167
422
505
1,182
1,324
3,665
170
420
508
1,250
1,317
Mar 2024 QTD
Jun 2024 QTD
Sep 2024 QTD
Dec 2024 QTD
Mar 2025 QTD

	Mar 2024 QTD	Jun 2024 QTD	Sep 2024 QTD	Dec 2024 QTD	Mar 2025 QTD
Total Cost of Deposits	0.85%	0.95%	0.92%	0.86%	0.82%
Total Cost of Funds - CCBG	0.88%	0.97%	0.93%	0.88%	0.84%
Total Cost of Funds - Peer[2]	2.24%	2.32%	2.44%	2.56%	2.44%

● Noninterest Bearing Deposits ● NOW Accounts ● Regular Savings Accounts ● Certificates of Deposit ● Money Market Accounts

* in $ millions
(1) YTD Avg 3/31/25

LOCATED IN STRONG GROWTH MARKETS

Poised to capitalize on population growth and business and wealth migration in Florida and Georgia.

FLORIDA

National Ranking:

#1 New Business Startups(1)

- 47,000 new business applications in January
- 503 net new business now call Florida home
- Florida employs more people than the population of 40 U.S. states

#4 GDP: $1.74 Trillion(1)

- 2nd fastest growing state economy in the country
- 16th largest economy in the world
- U.S. News & World Report ranks Florida the #1 economy in the country

#1 Net Income Migration(1)

#3 Largest Population(2)

#10 Manufacturing Employment(1)

TOP 10 STATES NET INCOME MIGRATION(1)

($ Billions)



Colorado $1.50
Utah $1.09
Idaho $1.70
$3.07 Nevada
$3.68 Arizona
$4.64 North Carolina
$4.66 Tennessee
$4.77 South Carolina
$10.21 Texas
$36.05 Florida

TOP 5 STATES NET NEW FIRM RELOCATIONS(1)

2013-2023



600
500
400
300
200
100
0
-100
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
FL, 503
TN, 158
SC, 149
TX, 125
NC, 51
Source: U.S. Bureau of Labor Statistics, Florida Chamber Foundation Analysis
Florida
Tennessee
South Carolina
Texas
North Carolina

SE REGION POPULATION OUTLOOK(2)



8%
7%
6%
5%
4%
3%
2%
1%
0%
Florida 7.71 5.97
Georgia 4.72 4.07
Alabama 2.77 3.49
North Carolina 5.9 4.79
South Carolina 7.72 5.98
Tennessee 4.96 4.23
2.4
1.87
Population Change 2020-2025
Projected Change 2025-2030
U.S. Population Change 2020-2025
U.S. Projected Population Change 2025-2030

GEORGIA

National Ranking:

#8 Highest Concentration of HQs (18) for Fortune 500 Companies(3)

- 440 of Fortune 500 Companies have a presence in Georgia

#8 Largest Population(2)

#11 Manufacturing Employment(1)

(1) Florida Chamber Foundation (Net Income Migration: the amount of income that moved into the state minus the income that move out.)
(2) S&P Global
(3) Georgia Department of Economic Development

EXPANDED MARKETS

Strategically positioned in high-growth, favorable-demographic Northwest Florida and the Northern Arc of Atlanta.

EMERALD COAST

- Panama City-Panama City Beach grew by 3.8%, the 2nd fastest-growing metro area in the nation in 2023-24[1]
- Household Income (HHI) in Walton County projected to increase by 16.32% from 2025-30.[3]


GEORGIA
ALABAMA
Panama City
FLORIDA

NORTHERN ARC

- Atlanta is the 6th largest metro region in the country.[2]
- Gwinnett County and Cobb County rank #2 and #3 largest populations in Georgia[3]


Atlanta
GEORGIA

EXPANDED MARKETS PROJECTED HHI CHANGE[3]


16%
14%
12%
10%
8%
6%
4%
2%
0%
9.74
16.32
8.32
9.89
10.68
8.82
8.18
Bay, FL
Walton, FL
Gwinnett, GA
Cobb, GA
Projected HH Income Change (%)
FL
GA
U.S.

HIGHLIGHTS

Economic Drivers:

- Northwest Florida real estate developer St. Joe has entitlements to develop over 170,000 residential units and 22 million sq ft of retail, commercial, and industrial space[4]
- Georgia home to numerous corporate HQs, relocations and expansions
- Florida and Georgia boast healthy GDP and business climates
- Baby boomers' wealth transfer, Florida desirable retirement location
- Given market demographics, extensive opportunities to grow wealth assets under management

(1) U.S. Census Bureau
(2) Metro Atlanta Chamber
(3) S&P Global
(4) The St. Joe Company 2024 Annual Report

LEGACY MARKETS

Offer stable and continued growth opportunities.


Augusta
Macon
Montgomery
Savannah
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA

CAPITAL CITY BANK'S STRONG MARKET POSITION

- #1 Tallahassee MSA – 13.8%
- #8 Gainesville MSA – 4.8%
- #6 SunCoast Market – 5.2%[3]
- #12 Macon MSA – 2.4%

HIGHLIGHTS

- Legacy Markets in Tallahassee, Gainesville, Suncoast and Macon are anchored by government, education, healthcare and small business.
- In March, Florida added jobs in every industry sector, with education and health services and construction industries leading.[2]

Capital City is a dominant player in rural markets

- Top 3 market share in 7 of 12 rural Florida markets (counties) in which CCB operates
- Top 3 market share in 1 of 3 rural Georgia markets (counties) in which CCB operates

STATE/NATIONAL DEMOGRAPHICS	CCBG GEORGIA MARKETS	GEORGIA	CCBG FLORIDA MARKETS	FLORIDA	UNITED STATES
Total Deposits[1]	$406,818*	$372,214,560*	$3,238,912*	$935,666,778*	$20,423,850,752*
Population Growth Rate 2020-25[1]	2.8%	4.7%	10.6%	7.7%	1.9%
Projected Population Growth 2025-30[1]	2.72%	4.1%	6.9%	6.0%	2.40%
Median HHI 2025[1]	$58,531	$75,118	$61,824	$72,722	$78,770
Projected HHI Growth 2025-30[1]	2.06%	8.2%	7.82%	10.7%	8.8%

*(000s)
(1) S&P Global (deposits June 2024)
(2) Florida Chamber Foundation
(3) includes Hernando and Citrus Counties

STRATEGIC TECHNOLOGY INVESTMENTS

Investing in and implementing digital, scalable platforms to enhance client service and propel growth.

Create Exceptional Client Experiences

- Enhanced self-service tools for digital banking.
  - Enables client to dictate service, method, timing
  - 46% of client transactions completed without face-to-face interaction
- Expand ITM locations.
  - Extends banking hours and options for clients
  - 17+ types of client transactions can be conducted
  - Existing and new offices can operate with fewer positions where ITMs are deployed
  - Allows associates to focus on more complex client interactions



ITMs extend client banking hours and improve the bank's operational efficiency.

Improve Operational Efficiency

- Utilize enterprise automation solutions to streamline business processes.
- Streamline small business loan application process.
- Seek opportunities for scalability, flexibility, and cost-efficiency in digital applications and services.
- Continuous review of cybersecurity processes and strategies to detect modern and emerging threats.

Deepen Client Relationships

- Use data analytics for cross-sell opportunities.
- Leverage business intelligence to identify and attract new clients.


Strategic Initiatives
Continuous System Upgrades
Data-driven Decision Making
Enhance Regulatory and Compliance Programs
Simplify Workflows
Expand/ Optimize Footprint
Security and Business Continuity
Generate Revenue
Create Exceptional Client & Associate Experiences
Reduce Expenses

DIVERSE LOAN PORTFOLIO

HIGHLIGHTS

- Top 25 loan relationships 7% of total loans
- Total loan portfolio avg. loan size $136K
- In-house lending limit of $10 million

LOAN PORTFOLIO(1)


1% Direct Consumer
<1% Other Loans
7% Commercial Loans
7% Indirect Auto
7% Construction R/E
8% Home Equity R/E
30% Commercial R/E
39% Residential R/E
$2,660,770

CRE COMPOSITION(1)


2% Land Development
16% Vacant Land
27% Construction
55% Improved Property
$669,440
162% of Tier 1 Capital

IMPROVED PROPERTY COMPOSITION(1)


Gas Station/C-Store 2%
1% Commercial Condos
8% Other
8% Industrial/ Warehouse
12% Office(2)
15% Multi-Family
22% Hotel/Motel
32% Retail
$369,502
89% of Tier 1 Capital

CONSTRUCTION & LAND DEVELOPMENT(1)


4% Land Development
36% Vacant Land
60% Construction(3)
$299,938
73% of Tier 1 Capital

1Q2025-EOM
(1) $ in thousands
(2) Avg. Loan = $544,000
(3) Includes $78 million of Owner Occupied Residential Construction-Perm loans

GENERATE LOAN GROWTH

PERIOD END LOANS HFI

($ In Millions /% Growth)


$2,500
$2,000
$1,500
$1,000
$500
0
3.5% $1,836
9.3% $2,006
(3.7%)(1) $1,931
32.0% $2,548
7.3% $2,734
-3.0% $2,652
1.4%(2) $2,661
2019
2020
2021
2022
2023
2024
1Q25

	2020	2021
Total SBA PPP (in millions)	178	0.2

(1) Includes SBA PPP Activity - Excluding SBA PPP = 5.6% core growth
(2) Annualized growth

GROWTH BY SEGMENT

($ in Thousands/% of Total)


$3,000
$2,500
$2,000
$1,500
$1,000
$500
0
$2,731,172
8.0%
7.4%
30.2%
37.1%
7.9%
8.5%
$2,690,223
7.6%
7.5%
30.6%
37.6%
7.8%
7.8%
$2,683,096
7.3%
8.2%
30.6%
38.1%
7.9%
7.0%
$2,651,550
7.1%
8.3%
29.4%
38.8%
8.3%
6.6%
$2,660,770
6.9%
7.2%
30.3%
39.1%
8.5%
6.9%

	1Q24	2Q24	3Q24	4Q24	1Q25
Commercial Loans	$218,298	$204,990	$194,625	$189,208	$184,393
Construction R/E	$202,692	$200,754	$218,899	$219,994	$192,282
Commercial R/E	$823,690	$823,122	$819,955	$779,095	$806,942
Residential R/E	$1,012,791	$1,012,541	$1,023,485	$1,028,498	$1,040,594
Home Equity R/E	$214,617	$211,126	$210,988	$220,064	$225,987
Direct Consumer	$23,034	$24,558	$24,427	$24,333	$23,784
Indirect Auto	$231,134	$209,654	$188,878	$175,146	$182,407
Other - LIP	$4,916	$3,478	$1,839	$15,212	$4,381
Total Loans HFI	2,731,172	2,690,223	2,683,096	2,651,550	$2,660,770

DIVERSIFIED REVENUES

HIGHLIGHTS

- Diversified Loan Portfolio
- Wealth AUM of $3.1 Billion - 5-Year CAGR of ~9.16%
- Scalable Mortgage Banking Operation
- Strong Deposit-Related Fees

INTEREST INCOME[1]

$49.8 MILLION



1% Direct Consumer
Indirect Auto
5%
6% Commercial Loans
7% Funds Sold & Deposits
29% Residential R/E
8% Construction R/E
9% Home Equity R/E
12% Investment Securities
24% Commercial R/E

FEE INCOME[1]

$19.9 MILLION



9% Other
29% Wealth Management Fees
18% Bank Card Fees
32.4% of Operating Revenues
19% Mortgage Banking Revenues
25% Deposit Fees

(1) YTD - 3/31/25

CAPITAL

HIGHLIGHTS

- YoY[1] Growth of 17.26% in TBV/Share and 12.68% in TCE Ratio
- $231MM in Excess Regulatory Capital (Above Well-Capitalized)
- Adjusted TCE Ratio of 9.33% if HTM Securities Loss was Recognized in AOCI

REGULATORY CAPITAL
($ In Millions)



$500
$400
$300
$200
$100
0
1Q24
2Q24
3Q24
4Q24
1Q25

	1Q24	2Q24	3Q24	4Q24	1Q25
Tier 1 Capital Ratio	15.67	16.31	16.77	17.46	18.01
RBC Ratio	16.84	17.50	17.97	18.64	19.20
Common Equity Tier 1	13.82	14.44	14.88	15.54	16.08
Excess Regulatory Capital	$174,861	$190,308	$201,450	$216,165	$230,523

Tier 1 Capital · RBC · Common Equity Tier 1 Capial · Excess Regulatory Capital

TANGIBLE COMMON EQUITY
($ In Millions, except per share data)



$500
$400
$300
$200
$100
0
$355
8.53%
$332
7.99%
$368
8.91%
$346
8.38%
$384
9.28%
$371
8.97%
$403
9.51%
$387
9.13%
$419
9.61%
$408
9.33%
1Q24
2Q24
3Q24
4Q24
1Q25

	1Q24	2Q24	3Q24	4Q24	1Q25
TBV/ Share	20.97	21.69	22.60	23.65	24.59
Adj. TBV/ Share	19.64	20.41	21.84	22.71	23.88

TCE · Adj. Tangible Capital

(1) 3/31/25 vs 3/31/24

CAPITAL MANAGEMENT

EARNINGS ALLOCATION

- Dividend ~(25-35%)
- Organic Growth, M&A, BUILD EXCESS CAPITAL ~(35-45%)
- Share Repurchase ~(5-15%)
- TRUP Retirement ~(5%)

CAPITAL METRICS


GAAP
EXCESS = $114MM
$420MM
REGULATORY
EXCESS = $87MM
$509MM
$477MM
$426MM

KEY RATIOS[1]

Tangible K	9.6%
Total K	19.2%
Tier 1 ("T1") K	18.0%
Common Equity T1	16.1%
Leverage	11.2%

TANGIBLE CAPITAL RATIO IS MANAGED WITHIN A 7-9% RANGE:

- **>7% - BUILD & RETURN CAPITAL** – Focus on building capital, dividend and share repurchases
- **>8% - FLEXIBILITY** – Opportunistic on organic growth, investment, or M&A
- **>9% - GREATER FLEXIBILITY** – More intentional search for growth and expansion opportunities

EXCESS $ CAPITAL REFLECTS:

- **Tangible Capital Ratio** > 7%
- **Leverage Ratio** > 9%
- Allows for capital cushion and flexibility/options

(1) As of 3/31/25

CREDIT QUALITY

HIGHLIGHTS

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **13 basis points**
- ACL coverage **1.12% of loans**

NON-PERFORMING LOANS*

(% of Loans HFI)


$8
$4
$0
0.22%
$4.3
0.09%
$2.7
0.23%
$6.2
0.24%
$6.3
0.16%
$4.3
2021
2022
2023
2024
1Q25

CLASSIFIED LOANS*

(% of Total Loans HFI)


$30
$24
$18
$12
$6
$0
0.93%
$18
0.76%
$19
0.81%
$22
0.75%
$20
0.72%
$19
2021
2022
2023
2024
1Q25

ACL ACTIVITY*(1)


$30
$25
$20
$15
$10
$5
$0
$21.6
$25.1
$29.9
$29.3
$29.7
1.11%
(0.03)%
0.98%
0.16%
1.10%
0.18%
1.10%
0.21%
1.12%
0.09%
2021
2022
2023
2024
1Q25

(000's)	2021	2022	2023	2024	1Q25
Provision for Credit Losses(2)	(1,553)	7,494	9,714	4,031	768
Net Charge-Offs(2)	(632)	3,935	4,722	5,665	600

Allowance for Credit Losses ("ACL")
ACL Coverage Ratio (Loans HFI)
Net Charge Ratio

*in millions

(1) HFI loans only; does not include $1.8 million in allowance for unfunded loans at 03/31/25 .

(2) YTD 3/31/25

INTEREST RATE RISK PROFILE

HIGHLIGHTS

- 75% of Loan Portfolio is Variable or Adjustable
- 42% of Loan Portfolio Reprices within One Year
- 100% of Investment Portfolio Reprices < 3 years (2.10 Duration)

LOAN REPRICING [1] - HFI LOANS


18%
Overnight
24%
12 Months
16%
24 Months
29%
25 - 60 Months
13%
>60 Months

LOAN RATE MIX


25% Fixed
16% Variable
59% Adjustable
$2,661
(in millions)

(1) Static Gap - Contractual Repricing

CULTURE & ACCOLADES

Our culture distinguishes us from our competitors and is the driving force behind our continued success. Leadership is committed to a culture that values people alongside results.

OUR BRAND PROMISE

More than your bank. Your banker.

OUR PURPOSE

We empower our clients' financial wellness and help them build secure futures.

OUR VISION

We are the bank of choice for individuals and businesses seeking a financial partnership built on integrity, personal relationship, trusted advice and exceptional experiences.

OUR CORE VALUES

Do the Right Thing
Build Relationships & Loyalty
Embrace Individuality & Value Others
Grow a Career Here
Be Committed to Community
Represent the Star Proudly

Forbes

America's Best Banks 2024
Ranked #15

Forbes Financial All-Stars 2023

America's Best-in-State Banks 2024
Ranked #4 in Florida, Ranked #3 in Georgia

AMERICAN BANKER

Best Banks to Work For 2024
12 Consecutive Years

Florida Trend

Best Companies to Work for in Florida 2024
13 Consecutive Years

LPL Financial

Capital City Investments received LPL Chairman's Award 2023, 2022, 2021

Capital City Investments has consistently ranked in the top 30 for revenue among more than 1,100 financial institutions

Cobb Life Magazine's
Best Of Cobb
Capital City Bank 2024
Capital City Home Loans 2024

Emerald Coast Magazine
Best of the Emerald Coast 2024

Hernando Sun
Readers' Choice Award 2023

Levy Citizen
Best of the Financial Institution 2024

Levy Citizen
Best of the Investment Counselor:
Danny Etheridge,
Capital City Investments 2024

Tallahassee Magazine
Best of Tallahassee 2024

Tallahassee Democrat
Community's Choice Awards
Top Bank 2024

SUPPLEMENTAL INFORMATION

Capital City Bank Group

PERFORMANCE HIGHLIGHTS - ($ in thousands, except per share data)

INCOME STATEMENT	1Q25	4Q24	1Q24
Interest Income	49,782	49,743	46,820
Interest Expense	8,235	8,640	8,465
Net Interest Income	41,547	41,103	38,355
Provision for Credit Losses	768	701	920
Noninterest Income	19,907	18,760	18,097
Noninterest Expense	38,701	41,782	40,171
Income Taxes	5,127	4,219	3,536
Noncontrolling Interest	–	(71)	732
Diluted Earnings Per Share	0.99	0.77	0.74
RATIOS - %			
Return on Average Assets	1.58	1.22	1.21
Return on Average Equity	13.32	10.60	11.07
Net Interest Margin	4.22	4.17	4.01
Net Charge-offs to Average Loans	0.09	0.25	0.22
Efficiency Ratio (FTE)	62.93	69.74	71.06
Dividend Payout Ratio	23.91	30.12	27.99
BALANCE SHEET - ($ in thousands)			
Investments	980,715	972,899	934,169
Loans Held for Investment	2,660,770	2,651,550	2,731,172
Total Assets	4,461,233	4,324,932	4,259,922
Noninterest Bearing Deposits	1,363,739	1,306,254	1,361,939
Interest Bearing Deposits	2,420,151	2,365,723	2,292,862
Total Deposits	3,783,890	3,671,977	3,654,801
Capital	512,575	495,317	448,314
RATIOS - %			
Diluted Tangible Book Value Per Share	$24.59	$23.65	$20.97
Tangible Common Equity	9.61	9.51	8.53
Nonperforming Loans to Loans HFI	0.16	0.24	0.25
Reserve to Loans	1.12	1.10	1.07
Reserve to Nonperforming Loans	692.10	464.14	431.46

FIRST QUARTER 2025

HIGHLIGHTS - 1Q25 VS 4Q24

Income Statement

- Tax-equivalent net interest income totaled $41.6 million compared to $41.2 million for the prior quarter
  - Net interest margin increased five basis points to 4.22% (earning asset yield up one basis point and total deposit cost down four basis points to 82 basis points)
- Improved credit quality metrics - net loan charge-offs were nine basis points (annualized) of average loans – allowance coverage ratio increased to 1.12% at March 31, 2025
- Noninterest income increased $1.1 million, or 6.1%, and reflected a $0.7 million increase in mortgage banking revenues and a $0.5 million increase in wealth management fees
- Noninterest expense decreased $3.1 million, or 7.4%, primarily due to a $3.1 million decrease in other expense which included a higher level of gains from the sale of banking facilities, namely the sale of our operations center building in the first quarter

Balance Sheet

- Loan balances decreased $11.5 million, or 0.4% (average), and increased $9.2 million, or 0.4% (end of period)
- Deposit balances increased by $65.1 million, or 1.8% (average), and increased $111.9 million, or 3.0% (end of period), largely due to the seasonal increase in our public fund balances
- Tangible book value per diluted share (non-GAAP financial measure) increased $0.94, or 4.0%

NON-GAAP FINANCIAL MEASURES

NON-GAAP FINANCIAL MEASURES TOTALS(1) ($ in thousands)

	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024	Mar 31, 2025
Shareowners' Equity (GAAP)	448,314	460,999	476,499	495,317	512,575
Less: Goodwill (GAAP)	92,893	92,853	92,813	92,773	92,733
Tangible Shareowners' Equity (non-GAAP)	355,421	368,146	383,686	402,544	419,842
Total Assets (GAAP)	4,259,922	4,225,695	4,225,316	4,324,932	4,461,233
Less: Goodwill (GAAP)	92,893	92,853	92,813	92,773	92,733
Tangible Assets (non-GAAP)	4,167,029	4,132,842	4,132,503	4,232,159	4,368,500
Tangible Common Equity Ratio	8.53%	8.91%	9.28%	9.51%	9.61%

	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024	Mar 31, 2025
Income Before Income Taxes (GAAP)	16,093	17,340	16,097	17,309	21,985
Plus: Provision for Loan Losses (GAAP)	920	1,204	1,206	701	768
Plus: Other Real Estate Owned Expense (GAAP)	18	19	46	(951)	(4,469)
QTD Pre Tax Pre Credit Costs	17,030	18,563	17,350	17,058	18,284
AVG Diluted Shares Outstanding	16,969	16,960	16,979	16,990	17,044
Pre-Tax Pre-Credit Costs per Diluted Share	1.00	1.10	1.02	1.01	1.07

(1) End of Period

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com